[Document Translated into English from Italian]

                               AMENDMENT TO ACCORD

AMENDMENT TO THE ACCORD made the 16th day of July 2004, among ECOIDEA S.R.L., ELECTRONIC SOLAR S.R.L, EUROPEAN WASTE SOLUTION, INC., L & R ENERGY COMPANY LLC, and NATHANIEL ENERGY CORPORATION collectively referred to as the "Parties".


Pursuant to Article IV of the ACCORD referring to ATTACHMENT #3, the Parties agree to amend Attachment #3 to extend the completion date of the plant from September 30, 2004 to October 30, 2004 and furthermore the Parties agree that neither of the Parties herein, individually or collectively will be subject to any liquidated damages or penalties of any kind whatsoever relating to this AMENDMENT.

The Parties agree to distribute accordingly, fifty percent (50%) of the payments due under the Accord to the respective Parties in the ACCORD as partial payment, pursuant to the completion of one (1) Gasifier by September 30, 2004.

The Parties agree to modify the Start-up Test procedure from a fifteen (15) day period during which the Gasifier Energy Output is measured on twelve (12) hour intervals to demonstrate the NATHANIEL Energy Output Guarantee to a reduced test period of Four (4) consecutive days measured on twelve (12) hour intervals to demonstrate the NATHANIEL Energy Output Guarantee.

All other terms of the ACCORD shall remain in full force and effect except as amended herein.

ACKNOWLEDGED AND AGREED TO BY:

Dated: August 25, 2004


ECOIDEA S.R.L                             ELECTRONIC SOLAR S.R.L.
[Signature Illegible]                     [Signature Illegible]
-----------------------------             -----------------------------

EUROPEAN WASTE SOLUTION, INC.             L & R ENERGY COMPANY, LLC
[Signature Illegible]                     [Signature Illegible]
-----------------------------             -----------------------------

NATHANIEL ENERGY CORPORATION
/s/ George A. Cretecos, COO
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